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                                                                     EXHIBIT 21


UNION PLANTERS CORPORATION, Registrant,
A registered bank holding company and a savings and loan holding company



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                                                                                  STATE OR                         PERCENTAGE
                                                                                 JURISDICTION                      OF VOTING
                                                                                 UNDER LAWS OF                     SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                             WHICH ORGANIZED                      OWNED
-----------------------------------                                           --------------------              ----------------
Union Planters Corporation (Registrant)                                           Tennessee
Union Planters National Bank (a)                                                  United States                     100.00%
        Investment Group Mortgage Corporation (b and g)                           Tennessee                         100.00%
Union Planters Bank of Jackson, National Association (a)                          Tennessee                         100.00%
Union Planters Bank of Middle Tennessee, National Association (a)                 Tennessee                         100.00%
Union Planters Bank of East Tennessee, National Association (a)                   Tennessee                         100.00%
        Foothills Financial Services (c)                                          Tennessee                         100.00%
Union Planters Bank of Chattanooga, National Association (a)Tennessee                                               100.00%
Union Planters Bank of the Tennessee Valley (a) Tennessee                                                           100.00%
Union Planters Bank of the Cumberlands (a)                                        Tennessee                         100.00%
First National Bank of Crossville (a)                                             United States                     100.00%
First Citizens Bank of Hohenwald (a)                                              Tennessee                         100.00%
Union Planters Bancshares, Inc. (a)                                               Arkansas                          100.00%
        Union Planters Bank of Northeast Arkansas, (d)                            Arkansas                          100.00%
        Union Planters Bank of Central Arkansas,
         National Association (d)                                                 United States                     100.00%
                First North Central Insurance, Inc. (e and g)                     Arkansas                          100.00%
Union Planters Bank of East Arkansas (a)                                          Arkansas                          100.00%
Bank of East Tennessee (a)                                                        Tennessee                         100.00%
        Southeastern Credit Life Insurance Company (f)                            Arizona                           100.00%
First State Bank of Fayette County (a)                                            Tennessee                         100.00%
Bank of Goodlettsville (a)                                                        Tennessee                         100.00%
Union Planters Bank of North Central Tennessee (a)                                Tennessee                         100.00%
The First State Bank (a)                                                          Tennessee                         100.00%
Bank of Commerce (a)                                                              Tennessee                         100.00%
        Bancom Services, Inc. (h and g)                                           Tennessee                         100.00%
Central State Bank (a)                                                            Tennessee                         100.00%
Mid-South Bancorp, Inc. (a and g)                                                 Kentucky                          100.00%
        Simpson County Bank (i)                                                   Kentucky                          100.00%
        General Trust Company (i and g)                                           Tennessee                         100.00%
First National Bancorp of Shelbyville (a and g)                                   Tennessee                         100.00%
        First National Bank of Shelbyville (j)                                    Tennessee                         100.00%
Liberty Bancshares, Inc. (a and g)                                                Tennessee                         100.00%
        Union Planters Bank of Northwest Tennessee FSB (k)                        United States                     100.00%
                Northwest Tennessee Service Corporation (l)                       Tennessee                         100.00%
BNF Bancorp, Inc. (a)                                                             Delaware                          100.00%
        BANKFIRST, a federal savings bank (m)                                     United States                     100.00%
Commercial Bancorp, Inc. (a and g)                                                Tennessee                         100.00%
        Union Planters Bank of West Tennessee (n)                                 Tennessee                         100.00%
                Summit Insurance, Inc. (o)                                        Tennessee                         100.00%
                Exchange Credit Corporation (o)                                   Tennessee                         100.00%
Union Planters Bank of Mississippi (a)                                            Mississippi                       100.00%
        Sunburst Mortgage Corporation (p)                                         Mississippi                       100.00%
        System Properties, Inc. (p and g)                                         Mississippi                       100.00%
        Sunburst Building, Inc. (p and g)                                         Mississippi                       100.00%
Union Planters Bank of Southern Mississippi (a)                                   Mississippi                       100.00%
Union Planters Bank of Central Mississippi (a)                                    Mississippi                       100.00%
        Sunburst Financial Services, Inc. d/b/a Rapid Finance (q)                 Mississippi                       100.00%
Union Planters Bank of Northwest Mississippi (a)                                  Mississippi                       100.00%
Union Planters Bank of Northeast Mississippi,
 National Association (a)                                                         United States                     100.00%
Union Planters Bank of Louisiana (a)                                              Louisiana                         100.00%
        Capbanc Leasing Corporation (r and g)                                     Louisiana                         100.00%
        Capital Equity Corporation (r)                                            Louisiana                         100.00%
        Collection Accounts (r and g)                                             Louisiana                         100.00%
        Mainstreet Development Corporation (r)                                    Louisiana                         100.00%

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
Union Planters Brokerage Services, Inc. (a)                                       Delaware                          100.00%
Union Planters Investment Bankers Corporation (a and g)                           Tennessee                         100.00%
        Union Planters Investment Bankers Group, Inc. (s and g)                   Tennessee                         100.00%
        UMIC, Inc. (s and g)                                                      Tennessee                         100.00%
        UMIC Securities Corporation (s and g)                                     Tennessee                         100.00%
Southwestern Investment Company (a)                                               Tennessee                         100.00%
Planters Life Insurance Company (a)                                               Arizona                           100.00%
Tennessee Equity Mortgage Corporation (a and g)                                   Tennessee                         100.00%
Guardian Realty Company (a and g)                                                 Alabama                           100.00%
Capital Bancorporation, Inc. (a)                                                  Tennessee                         100.00%
        Century State Bancshares, Inc. (t)                                        Missouri                          100.00%
                Union Planters Bank of Mid Missouri (u)                           Missouri                          100.00%
        Maryland Avenue Bancorporation, Inc. (t)                                  Missouri                          100.00%
                Union Planters Bank of Missouri(v)                                Missouri                          100.00%
        Union Planters Bank of Cape Girardeau County (t)                          Missouri                          100.00%
        Union Planters Bank of Southwest Missouri (t)                             Missouri                          100.00%
        Union Planters Bank of Sikeston (t)                                       Missouri                          100.00%
        Union Planters Bank of Perryville, National Association (t)               United States                     100.00%
        Capital Services Corporation (t)                                          Missouri                          100.00%
First Bancshares of Eastern Arkansas, Inc.(a)                                     Arkansas                          100.00%
        First National Bank in West Memphis (w)                                   United States                     100.00%
First Bancshares of N.E. Arkansas, Inc. (a)                                       Arkansas                          100.00%
        First National Bank in Osceola (x)                                        United States                     100.00%
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(a) Subsidiary of Union Planters Corporation
(b) Subsidiary of Union Planters National Bank
(c) Subsidiary of Union Planters Bank of East Tennessee, National Association
(d) Subsidiary of Union Planters Bancshares, Inc.
(e) Subsidiary of Union Planters Bank of Central Arkansas, National Association
(f) Subsidiary of Bank of East Tennessee
(g) Inactive subsidiary
(h) Subsidiary of Bank of Commerce
(i) Subsidiary of Mid-South Bancorp, Inc.
(j) Subsidiary of First National Bancorp of Shelbyville
(k) Subsidiary of Liberty Bancshares, Inc.
(l) Subsidiary of Union Planters Bank of Northwest Tennessee FSB
(m) Subsidiary of BNF Bancorp, Inc.
(n) Subsidiary of Commercial Bancorp, Inc.
(o) Subsidiary of Union Planters Bank of West Tennessee
(p) Subsidiary of Union Planters Bank of Mississippi
(q) Subsidiary of Union Planters Bank of Central Mississippi
(r) Subsidiary of Union Planters Bank of Louisiana
(s) Subsidiary of Union Planters Investment Bankers Corporation
(t) Subsidiary of Capital Bancorporation, Inc.
(u) Subsidiary of Century State Bancshares, Inc.
(v) Subsidiary of Maryland Avenue Bancorporation, Inc.
(w) Subsidiary of First Bancshares of Eastern Arkansas, Inc.
(x) Subsidiary of First Bancshares of N.E. Arkansas,Inc.